Investments in Financial Assets Measured at Fair Value Through Profit or Loss	12 Months Ended
Dec. 31, 2022
Rental income from investment property, net of direct operating expense [abstract]
Investments in Financial Assets Measured at Fair Value Through Profit or Loss

Note 7 - Investments in Financial Assets Measured at Fair Value Through Profit or Loss:

As of December 31, 2022 and as of December 31, 2021, the Company holds 3,840,617 shares of XTL Biopharmaceuticals Ltd. (hereinafter: “XTL”), which constitute 0.70% of XTL’s issued and paid-up capital.

As of the end of the reporting period, the Controlling Shareholder holds 23.54% of XTL shares.

The fair value of these shares as of the end of the reporting period was based on the quoted share price (level 1) as XTL is a publicly traded company listed in the Nasdaq and Tel-Aviv stock exchange, see also Note 12B.

Intercure Ltd.

Notes to the Consolidated Financial Statements